Schedule of Investments(a)
January 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–97.68%
Airlines–2.77%
Spirit Airlines, Inc.(b)	252,747	$10,380,319
Application Software–5.30%
Nuance Communications, Inc.(b)	1,051,249	19,889,631
Auto Parts & Equipment–5.18%
Delphi Technologies PLC(b)	1,264,880	19,403,259
Automobile Manufacturers–1.61%
Thor Industries, Inc.	74,746	6,018,548
Cable & Satellite–5.01%
Liberty Broadband Corp., Class A(b)	142,651	18,771,445
Commodity Chemicals–1.98%
Chemtrade Logistics Income Fund (Canada)	1,045,784	7,412,312
Communications Equipment–5.19%
CommScope Holding Co., Inc.(b)	1,598,155	19,473,519
Consumer Finance–7.60%
Encore Capital Group, Inc.(b)	839,883	28,514,028
Data Processing & Outsourced Services–16.49%
Alliance Data Systems Corp.	83,698	8,603,317
Equiniti Group PLC (United Kingdom)(c)	6,630,433	17,982,174
Global Payments, Inc.	84,797	16,573,574
Sabre Corp.	867,218	18,679,876
		61,838,941
Diversified Support Services–1.43%
Performant Financial Corp.(b)(d)	5,527,196	5,358,616
Electrical Components & Equipment–1.83%
Regal Beloit Corp.	87,478	6,863,524
Health Care Supplies–3.67%
Cooper Cos., Inc. (The)	39,629	13,746,904
Home Furnishings–4.02%
Tempur Sealy International, Inc.(b)	164,538	15,074,972
Shares		Value
Home Improvement Retail–3.65%
Floor & Decor Holdings, Inc., Class A(b)	277,245	$13,670,951
IT Consulting & Other Services–4.50%
Booz Allen Hamilton Holding Corp.	216,342	16,883,330
Life Sciences Tools & Services–5.05%
Charles River Laboratories International, Inc.(b)	122,531	18,940,842
Office Services & Supplies–5.61%
Interface, Inc.	1,308,816	21,045,761
Oil & Gas Storage & Transportation–3.32%
GasLog Ltd. (Monaco)	1,919,497	12,438,341
Real Estate Services–5.78%
Colliers International Group, Inc. (Canada)	267,453	21,684,832
Specialty Chemicals–2.36%
Axalta Coating Systems Ltd.(b)	307,057	8,846,312
Technology Distributors–5.33%
Insight Enterprises, Inc.(b)	303,645	20,001,096
Total Common Stocks & Other Equity Interests (Cost $306,737,364)		366,257,483
Money Market Funds–2.56%
Invesco Government & Agency Portfolio, Institutional Class, 1.48%(e)	3,351,491	3,351,491
Invesco Liquid Assets Portfolio, Institutional Class, 1.66%(e)	2,422,072	2,423,041
Invesco Treasury Portfolio, Institutional Class, 1.47%(e)	3,830,275	3,830,275
Total Money Market Funds (Cost $9,604,791)		9,604,807
TOTAL INVESTMENTS IN SECURITIES–100.24% (Cost $316,342,155)		375,862,290
OTHER ASSETS LESS LIABILITIES—(0.24)%		(881,805)
NET ASSETS–100.00%		$374,980,485

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at January 31, 2020 represented 4.80% of the Fund’s Net Assets.
(d)	The security and the Fund are affiliated by having the same investment adviser. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the three months ended January 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value January 31, 2020	Dividend Income
Performant Financial Corp.	$5,693,012	$-	$-	$(334,396)	$-	$5,358,616	$-

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2020.
See accompanying notes which are an integral part of this schedule.
Invesco Select Companies Fund

The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Select Companies Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$348,275,309	$17,982,174	$—	$366,257,483
Money Market Funds	9,604,807	—	—	9,604,807
Total Investments	$357,880,116	$17,982,174	$—	$375,862,290
NOTE 2—Subsequent Event
The World Health Organization has declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
Invesco Select Companies Fund